Exhibit 10.2

MAJORITY WRITTEN CONSENT
IN LIEU OF SPECIAL MEETING
OF
THE SHAREHOLDERS
OF
NEW ENERGY TECHNOLOGIES, INC.

THE UNDERSIGNED, shareholders of New Energy Technologies, Inc., a Nevada Corporation (the “Company”), acting by majority written consent in lieu of a meeting pursuant to Section NRS 78.320 of the Nevada Corporate Code, hereby consent to the adoption of the following resolutions for and on behalf of the Company as of this 7th day of February, 2011:

RESOLVED, that, the proposal of the Company’s Board of Directors(the “BOD”) to amend the Company’s Articles of Incorporation so as to increase its authorized shares of common stock from 100,000,000 to 300,000,000 (the “Share Increase”) be, and it hereby is, approved in all respects; and be it further

RESOLVED, that the BOD be, and it hereby is, authorized and empowered to cause the Corporation’s officers (the “Authorized Officers”) to prepare and file, in the name and on behalf of the Corporation a Certificate of Amendment to its Articles of Incorporation (the “Certificate of Amendment-Share Increase”) reflecting the Share Increase with the Secretary of the State of Nevada, in such form and substance as the Authorized Officers may deem necessary in order to comply with the then applicable laws of the State of Nevada, as soon as practicable and permissible following the date hereof; and be it further

RESOLVED, that the BOD, in its sole discretion, be and it hereby is, authorized and empowered, to cause the Authorized Officers to file a certificate of Amendment to the Company’s Certificate of Incorporation to effect a reclassification (“Certificate of Amendment-Reverse Split”) into a smaller number of shares (the “Reverse Split”), without changing the number of authorized shares,  the Company’s issued and outstanding shares such that each [two][three][four]or [five] shares, as may be determined, of the Corporation’s issued and outstanding Common Stock immediately prior to the effective date of the filling of the Certificate of Amendment-Reverse Split (the “Effective Time”), are reclassified into one validly issued, fully paid and non-assessable share of Common Stock, without any further action by the Company or the holder thereof, subject to the treatment of fractional share interests as described below. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the reclassification, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive one full share; and be it further

RESOLVED, that anything in the foregoing resolutions to the contrary notwithstanding, the Reverse Split shall be effected only if: (i) in the view of the BOD such action is necessary in order for the Company to comply with the initial listing criteria of the NYSE Amex or such other exchange on which the Company is seeking to list its shares of common stock for trading; and (ii) effected within six (6) months of the date of this resolution; and be it further

RESOLVED, that the Company’s 2006 Incentive Stock Option Plan, in the form of Exhibit A hereto (the “Plan”), be, and hereby is, approved and ratified in all respects; and be it further

RESOLVED, that the granting by the BOD of the options set forth below pursuant to and in accordance with the Plan and the terms and conditions of each of the Stock Option Agreements between each of the grantees listed below and the Company be, and the same hereby are approved and ratified:

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Grantee	Date of Grant	Number of Shares	Exercise Price

John A. Conklin	08/09/2010	2,000,000	$0.55
Andrew Farago	12/17/2010	1,500,000	$2.07
Javier Jimenez	01/19/2011	50,000	$2.17
Jatinder S. Bhogal	12/23/2010	50,000	$1.98
	12/15/2009	50,000	$0.44
	09/09/2008	50,000	$0.85
Alastair Levesey	12/23/2010	50,000	$1.98
	12/15/2009	50,000	$0.44
	03/10/2008	50,000	$1.66
Joseph Sierchio	12/23/2010	50,000	$1.98
	12/15/2009	50,000	$0.44
	09/09/2008	50,000	$0.85

FURTHER RESOLVED, that, without limiting the foregoing, the BOD be and it hereby is authorized and empowered to authorize the Authorized Officers on behalf of and in the name of the Corporation, to take or cause to be taken all such further actions and to execute and deliver or cause to be executed and delivered all such further agreements, amendments, proxy statements, information statements, documents, certificates, reports, schedules, applications, notices, letters and undertakings(including, but not limited to the Certificate of Amendment-Share Increase and the Certificate of Amendment-Reverse Split) and to incur and pay all such fees and expenses as in his judgment, with or without advice of counsel, shall be necessary, proper or desirable to carry into effect the purpose and intent of any and all of the foregoing resolutions and that all actions heretofore taken by any officer or director of the Corporation in connection with the transactions contemplated by the resolutions adopted hereby, are hereby approved, ratified and confirmed in all respects; and be it further

RESOLVED, that this written consent may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, and not a facsimile signature.

SIGNATURES APPEAR ON THE FOLLOWING PAGE

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IN WITNESS WHEREOF, the undersigned stockholders of the Corporation, have executed this unanimous written consent in lieu of meeting as of the date first above written.

Name	Address	No. of Shares Voted in Favor of the Foregoing Resolutions	% of Class (1)
1420525 Alberta Ltd.	216 – 1628 West 1st Avenue Vancouver, BC V6J 1G1	25,099,600	40.6%
By:
Name:
Title:

(1) Based upon 61,887,052 shares issued and outstanding as of the date hereof.

SIGNATURE PAGES CONTINUE

Name	Address	No. of Shares Voted in Favor of the Foregoing Resolutions	% of Class (1)
1420524 Alberta Ltd.
		2,800,000	4.5%

By:
Name:
Title:

(1) Based upon 61,887,052 shares issued and outstanding as of the date hereof.

SIGNATURE PAGES CONTINUE

Name	Address	No. of Shares Voted in Favor of the Foregoing Resolutions	% of Class (1)
142068 Alberta Ltd.
		2,800,000	4.5%

By:
Name:
Title:

(1) Based upon 61,887,052 shares issued and outstanding as of the date hereof.

SIGNATURE PAGES CONTINUE

Name	Address	No. of Shares Voted in Favor of the Foregoing Resolutions	% of Class (1)
1420527 Alberta Ltd.
		2,800,000	4.5%

By:
Name:
Title:

(1) Based upon 61,887,052 shares issued and outstanding as of the date hereof.

SIGNATURE PAGES CONTINUE

Name	Address	No. of Shares Voted in Favor of the Foregoing Resolutions	% of Class (1)
1422688 Alberta Ltd.
		1,250,000	2.0%

By:
Name:
Title:

(1) Based upon 61,887,052 shares issued and outstanding as of the date hereof.

SIGNATURE PAGES CONTINUE